Valero LP







Management Presentation
March 2003

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P. All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the prospectus and prospectus supplement related to this offering, Valero L.P.'s 2002 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

Non-Solicitation Provision

No offer is being made with respect to the concurrent offering of notes. The notes are being offered only to Qualified Institution Buyers under Rule 144A and to non-U.S. persons under Regulation S.

Offering Summary

Securities Offered:	**5,750,000 Common Units**
Last Price:	**$36.78 (March 7)**
Most Recent Quarterly Distribution:	**$0.70 per unit ($2.80 per unit per year)**
Current Equity Yield:	**~ 7.6%**
Tax Shield:	**At least 80% through 2005**
Over-allotment Option:	**862,500 (15%)**
Expected Pricing:	**Week of March 10, 2003**
Use of Proceeds:	**Partially finance two asset contributions from Valero Energy**
Underwriters:	**Lehman Brothers (Bookrunner)**
	Goldman, Sachs & Co.
	Morgan Stanley
	Salomon Smith Barney
	UBS Warburg
	Credit Suisse First Boston
	RBC Capital Markets
	Sanders Morris Harris

Management Representatives

Name	Title
Curt Anastasio	President and Chief Executive Officer
Steve Blank	Senior Vice President and Chief Financial Officer
Eric Fisher	Director, Investor Relations

Valero L.P.

Key Investment Highlights

- Track record of value creation
- Balanced portfolio of assets
- History of accretive transactions with Valero Energy
  - Current transaction expected to add at least 30 cents of accretion to annual cash available for distribution per LP unit
- Competitive current yield (over 7.5%) and tax deferral (over 80%)
  - Subordination period ends 2006 (no early conversion)
- 1.2x distribution coverage on total units
- Strong sponsor support
- Solid financial position
- Opportunities for further distribution growth
  - Management intends to recommend to its Board an increase in the quarterly distribution of 5 cents per LP unit for the distribution with respect to the second quarter

Valero LP History

- Originally created by UDS as Shamrock Logistics, L.P. to support growth of logistics business
  - IPO April 16, 2001 at $24.50 per unit; currently $37 per unit
  - Equity market cap at IPO of $470 million; currently over $700 million
- Valero Energy acquired UDS December 31, 2001
  - Shamrock Logistics, L.P. renamed Valero L.P. (NYSE:VLI)
- Portfolio of assets, mainly serving three key Valero Energy refineries in Southwestern U.S.
  - Crude oil pipelines, refined products pipelines and terminals
  - Completed over $100 million of accretive acquisitions to date

Ownership Structure

- VLI currently consolidated on Valero Energy's balance sheet
  - Will de-consolidate for accounting purposes following transactions
  - Enhances VLI's financial flexibility and its ability to grow through acquisitions
- VLI will redeem common units owned by Valero Energy sufficient to reduce Valero Energy's ownership percentage to 49.5% or less



Valero Energy Corporation (VLO)
Current
73.6%
Post-Transaction
49.5%
Public
Current
26.4%
Post-Transaction
50.5%
Valero L.P. (VLI)
Crude Oil Pipelines
Refined Product Pipelines
Terminals

Balanced Portfolio of Assets



Product Pipelines
('000 barrels per day)
350
300
250
200
150
100
268
297
310
308
295
1998
1999
2000
2001
2002
Crude Pipelines
('000 barrels per day)
400
350
300
250
200
150
100
265
280
295
304
348
1998
1999
2000
2001
2002
36%
43%
21%
Product Terminals
('000 barrels per day)
200
180
160
140
120
100
80
144
161
166
177
175
1998
1999
2000
2001
2002

Based on 2002 Throughput Volumes

Valero L.P.

Operations Strategically Integrated with Valero


Colorado
Kansas
Colorado Springs
Cheyenne Wells
New Mexico
Oklahoma
Hooker
McKee
Clawson
Dixon
Albuquerque
Amarillo
Wynnewood
Ardmore
Abernathy
Wasson
Wichita Falls
Ringgold
Texas
El Paso
Southlake
San Antonio
Mont Belvieu
Three Rivers
Pettus
Corpus Christi
Laredo
Harlingen
Legend:
Valero Energy Refineries
Refined Product Terminals
Crude Oil Storage Facilities
Crude Oil Pipelines
Refined Product Pipelines
Natural Gas Liquid Pipelines



18	Product Pipelines - 2,846 Miles
9	Crude Oil Pipelines - 783 Miles
1	Hydrogen Pipeline - 25 Miles
12	Refined Product Terminals
5	Crude Oil Storage Facilities

Note: Partnership assets include asphalt terminal located in Northern California near Valero Energy's Benicia refinery.

Valero L.P. Has Outperformed Peers Since IPO

- **67% total shareholder return since IPO**
  - **50% unit price appreciation; 17% cumulative increase in distribution**



180%
160%
140%
120%
100%
80%
60%
Valero L.P.
Peer Group(1)
S&P 500
% Change
Valero L.P.: 50%
Peer Group: 20%
S&P 500: (30%)
Relative Price (April 09, 2001 = 100)
4/9/01
7/17/01
10/24/01
2/1/02
5/11/02
8/19/02
11/26/02
3/6/03

(1) Buckeye Partners, Enbridge Energy Partners, Enterprise Products Partners, El Paso Energy Partners, Kaneb Pipeline Partners, Kinder Morgan Energy Partners, Northern Border Partners, Pacific Energy Partners, Plains All American Pipeline, Sunoco Logistics Partners, TC Pipeline Partners, TEPPCO Partners, Williams Energy Partners

Transaction Summary

- Redemption and amendment of partnership agreement allows de-consolidation from Valero Energy
- Accretive asset contributions from Valero Energy
  - Independent committee approval/fairness opinion
- Significant increase in scale and asset diversification
  - Doubles the number of refineries served to six
  - Enhances stability of earnings
- Strong relationship with Valero Energy remains
  - Support key Valero Energy refineries
  - Long-term handling and throughput agreements
  - Significant retained interest

Overview of Crude and Feedstock Tanks

- Crude and feedstock tanks at Corpus Christi (West Plant), Texas City and Benicia, CA ($200 million)
  - 58 tanks with capacity of 11 million bbls
- Key Valero Energy refineries
  - ≈ 650,000 BPD of combined throughput capacity
  - High performers
- Long-term handling and throughput agreement with Valero Energy



Overview of South Texas Pipeline System

- **South Texas Pipeline System ($150 million)**
- **Refined product pipelines from Corpus Christi to:**
  - Houston (105,000 BPD capacity)
  - San Antonio (and Three Rivers) (24,000 BPD capacity)
  - Valley (27,100 BPD capacity)
- **Five product terminals along pipelines and one asphalt terminal**
- **Potential strategic growth projects**
- **Long-term handling and throughput agreement with Valero Energy**



Texas
San Antonio Terminal (East)
Houston Asphalt Terminal
Pettus/San Antonio Products Pipeline
Hobby Terminal
Almeda Terminal
Three Rivers
Houston Products Pipeline
Pettus/Corpus Blend Pipeline
Placedo Terminal
Corpus Christi
Valley Pipeline System
Edinburg Terminal
Legend:
Valero Energy Refineries
Refined Product Pipelines
Refined Product Terminals
Existing Valero L.P. Pipelines: Three Rivers to Pettus

Valero LP

Post Transaction Asset Portfolio



Colorado
Kansas
California
Oklahoma
New Mexico
Texas
Benicia Refinery
McKee Refinery
Ardmore Refinery
Three Rivers Refinery
Texas City Refinery
Corpus Christi Refinery
Denver
Colorado Springs
Cheyenne Wells
Hooker
Albuquerque
Amarillo
Wichita Falls
Southlake
El Paso
Laredo
Mont Belvieu
(See Inset A)



Corpus Christi
Corpus Christi Plant (West)
Corpus Christi Plant (East)

Inset A

Legend:

Valero Energy Refineries

Existing Valero L.P.:	Proposed Contributions:
Refined Product Pipelines	Refined Product Pipelines
Crude Oil Pipelines	Refined Product Terminals
Natural Gas Liquid Pipeline	Crude and Feedstock Tanks
Hydrogen Pipeline	
Refined Product Terminals	
Crude and Feedstock Tanks	

Opportunities for Further Growth

- Competitive cost of capital
  - In low incentive distribution splits (i.e. general partner distribution currently < 5% of distributable cash flow)
- Financial flexibility
  - $100+ million available under credit facility
  - De-consolidation enhances flexibility
- Organic opportunities
  - Increase utilization rates
  - New projects
- External opportunities
  - Third party acquisitions
  - Valero Energy contributions
- Potential distribution growth

Sources and Uses of Funds

Sources	Amount (millions)
Common Units Offering	$210
Private Placement of Notes	250
Borrowings under Revolving Credit Facility	34
Net General Partner Contribution*	1
Total	$495

Uses	Amount (millions)
Crude and Feedstock Tank Assets	$200
South Texas Pipeline System	150
Redemption of Common Units from Valero Energy	133
Transaction Expenses	12
Total	$495

** Reflects the net cash contribution from the general partner to maintain its 2.0% interest.*

Valero LP

Financial Impact of Transaction

(In millions, except as noted)

	2002 Actual	Contributions	Financings	Total
EBITDA (adjusted for cash impact of Skelly-Belvieu)	$77.2	$43.3	-	$120.5
Interest Expense	$4.9	-	$19.2	$24.0
Maintenance Capital	$3.9	$5.7	-	$9.6
Distributable Cash Flow	$68.4	$37.6	$(19.2)	$86.9
Income before Income Tax Expense	$55.5			N/A
L.P. Units Outstanding	19.2	(3.8)	5.8	21.2
Distributable Cash Flow per L.P. Unit	$3.27			$3.65
Total Debt	$109.7			$393.7
Total Debt / EBITDA	1.4x			3.3x
Debt-to-Book Capitalization	27.2%			51.5%
Debt-to-Market Capitalization Ratio	13.1%			33.0%
EBITDA / Interest Expense	15.8x			5.0x

** For reconciliation of EBITDA and distributable cash flow to net income, see page 19.*

Valero L.P.

Key Assumptions

Tank Contribution

- Revenues estimated with 2003E volumes (2002A + 7%)
- Fees established by contract
- Operating expenses
  - $4.2 million per contract
  - $5.7 million estimated
- Maintenance capital estimated at $ 0.60 million
- No historical financials

South Texas Pipeline Contribution

- Revenues estimated with 2003E volumes (2002A + 4%)
- Tariffs established by contract
- Operating expenses
  - $14.2 million estimated (vs. $15.7 million 2002A)
  - No incremental G & A
- Maintenance capital estimated at $5.2 million

Other

- Adjustment to terminalling fees of $1.4 million
- Equity market capitalization of $800 million based on $37 per unit
- Redemption of 3.8 million of Valero Energy common units
- 5.75 million units issued

Valero LP

Reconciliation

	2002 Actual
Income before income tax expense	$55.5
Plus interest expense, net	4.9
Plus depreciation and amortization	16.4
EBITDA	76.8
Less equity income for Skelly-Belvieu	(3.2)
Less interest expense, net	(4.9)
Less maintenance capital expenditures	(3.9)
Plus distributions from Skelly - Belvieu	3.6
Distributable cash flow	$68.4

Reconciliation for contributions not available due to insufficient historical information.

Key Investment Highlights

- Track record of value creation
- Balanced portfolio of assets
- History of accretive transactions with Valero Energy
  - Current transaction expected to add at least 30 cents of accretion to annual cash available for distribution per LP unit
- Competitive current yield (over 7.5%) and tax deferral (over 80%)
  - Subordination period ends 2006 (no early conversion)
- 1.2x distribution coverage on total units
- Strong sponsor support
- Solid financial position
- Opportunities for further distribution growth
  - Management intends to recommend to its Board an increase in the quarterly distribution of 5 cents per LP unit for the distribution with respect to the second quarter